UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Village Farms International, Inc. (the “Company” or “Village Farms”) held its Annual and Special Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) on May 7, 2021.

Proposal No. 1: The election of the Board of Directors to serve until the 2022 Annual Meeting of Shareholders or until their successors are elected or appointed, received the following votes:

Nominee	Votes For	% For	Votes Withheld	% Withheld
Michael A. DeGiglio	32,242,381	94.31%	1,945,778	5.69%
John P. Henry	32,418,671	94.82%	1,769,487	5.18%
David Holewinski	32,526,521	95.14%	1,661,638	4.86%
John R. McLernon	31,603,513	92.44%	2,584,645	7.56%
Stephen C. Ruffini	31,815,046	93.06%	2,373,112	6.94%
Christopher C. Woodward	27,605,322	80.75%	6,582,837	19.25%

Proposal No. 2: The re-appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and the authorization of the Board of Directors of the Company to fix their remuneration, received the following votes:

Votes For	% For	Votes Withheld	% Withheld
48,778,216	98.88%	552,743	1.12%

Proposal No. 3: The approval of all unallocated Options and Share-Based Awards under the Company’s Amended and Restated Equity Plan (the “Equity Plan”), as described in the Proxy Statement, and the Company’s ability to continue granting awards under the Equity Plan until June 10, 2024, received the following votes:

Votes For	% For	Votes Withheld	% Withheld
24,169,223	70.69%	10,018,935	29.31%

Proposal No. 4: The approval of the proposed amendments to the Equity Plan as set forth in the Proxy Statement, received the following votes:

Votes For	% For	Votes Withheld	% Withheld
33,139,487	96.93%	1,048,672	3.07%

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer